Semi-Annual Report                                              NEUBERGER BERMAN
June 30, 2001









                                Neuberger Berman
                                Advisers
                                Management
                                Trust









                                Balanced
                                Portfolio











B0731 08/01

Balanced Portfolio   Managers' Commentary
-----------------------------------------


The first half of 2001 proved to be an excellent environment for bonds, which comprise approximately half of our balanced portfolio, but we continued to face a strong headwind in equities, particularly for our growth investing discipline. For the six months ended June 30, 2001, the portfolio provided a (9.05%) return, compared to a (12.96%) return for the Russell Midcap Growth Index and a 3.97% return for the Merrill Lynch 1-3 Year Treasury Index.

During the period, fixed income was a strong asset class overall, as the Federal Reserve Board aggressively slashed short-term interest rates six times, by a total of 275 basis points, to 3.75%. Federal Reserve policy has resulted in a dramatic reshaping of the yield curve. A yield curve that was inverted in January had by June reverted to a more normal slope, in the wake of the aggressive Fed action.

The 5-year U.S. Treasury note served as the fulcrum in the reshaping of the yield curve. Maturities longer than 5 years dropped in price while shorter maturities appreciated in price. Yields on 10-year U.S. Treasury bonds rose 30 basis points to 5.41% by June 30, from 5.11% on Dec. 31, 2000. Two-year U.S. Treasury yields fell to 4.24% from 5.10% at year-end. Our portfolio benefited as the great majority of our positions have maturities of less than 5 years.

Investors favored spread sectors, as yields between the 10-year U.S. Treasury bond and non-Treasury sectors narrowed across all durations. The Fed's surprise ease early in January and attractive yield spreads versus Treasuries were strong catalysts in driving spreads narrower. This development handsomely rewarded the portfolio, as we had reduced traditional U.S. Treasuries during 2000 to 5.8% of assets as of 12/31/00. Significant weightings in corporates, agencies, asset-backed and mortgage-backed securities benefited portfolio performance.

A sector of the Treasury market that we found attractive and to which we allocated 2.4% of the portfolio assets was Treasury Inflation Protected Securities (TIPS). These securities offer exceptional value as their "real" (inflation-adjusted) yield is relatively high from a historical standpoint and hence their break-even levels with traditional Treasuries is low. TIPS proved to be the best performing asset class in the first half of the year with an average return of 6.51%, according to the Lehman U.S. Inflation Notes Index.

The equities portion of the portfolio faced more difficult conditions. The economy fell faster and farther than anticipated while intense pricing competition translated into shrinking profit margins and slowing earnings for companies in a wide variety of industries. According to Thomson Financial/First Call, which monitors corporate earnings and estimates, more than 800 companies (approximately 13.5% of its universe) warned that first quarter earnings would not meet consensus expectations. Thomson Financial/First Call is projecting a modest decrease in warnings about second quarter earnings, but expects the final tally to be near the record established in the first quarter.

We avoided slower growth companies, which, although they have more predictable earnings, were trading at what we viewed as inflated valuations. However, these stocks did quite well in first half 2001, as investors gravitated to the seemingly safer investments. If the economy recovers in the year ahead, we believe investors will once again favor faster growth companies. Although the tortoise beats the hare in the popular fable, we expect reasonably valued stocks that consistently grow earnings faster than the competition will win the race.

We have made a modest strategic adjustment to the equities portion of the portfolio, bringing sector weightings more in line with the benchmark index. This is not a defensive posture. It is simply a reflection of our conviction that in this environment, stock selection is more critical to success than over- or under-weighting market sectors.

Looking ahead, there is good reason to be optimistic about the economy and the market. The Federal Reserve is determined to reinvigorate the economy and we believe recently released economic data indicates that the Fed rate cuts are beginning to work their magic. Judging

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


from strong, albeit short-lived, market rallies in January and again in April/early May, investors are intellectually (if not emotionally) disposed to look past weak short-term earnings to a profit recovery in the year ahead. It is worth noting that our portfolio performed quite well during these rallies. If the economy continues to show signs of life and corporate earnings begin stabilizing, the market could take off. Currently, based on the PEG ratio (price/earnings multiple divided by earnings growth rate) - now approximately
1.1 for the Russell Midcap Growth Index compared to 1.6 for the S&P 500--mid-cap stocks are very attractively priced. This may translate into superior performance relative to large cap stocks during the next sustained market advance.

In closing, Federal Reserve easing usually has been an effective stimulant for the economy. In the past, the stock market has anticipated economic and corporate profit recoveries well in advance of confirming data. Finally, companies that have consistently delivered on their earnings promise have been rewarded in the stock market. If history repeats itself, we can expect much better days ahead.


Sincerely,

                               /s/ Jennifer Silver
                                 /s/ Brooke Cobb
                                /s/ Ted Giuliano
                            /s/ Catherine Waterworth

                          Jennifer Silver, Brooke Cobb,
                       Ted Giuliano, Catherine Waterworth
                              Portfolio Co-Managers



(1) (21.30%), 10.01%, and 9.88% were the average annual total returns for the 1-, 5-, and 10-year for periods ended June 30, 2001. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies and are also available as an underlying investment fund for certain qualified retirement plans.

(C)2001 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments   Balanced Portfolio
--------------------------------------------


Number of Shares                                                  Market Value+
--------------------------------------------------------------------------------

Common Stocks (55.4%)

Business Services - IT Business Services (4.3%)
  12,100    Amdocs Ltd.                                             $   651,585*
  23,100    Concord EFS                                               1,201,431*
  11,200    Macrovision Corp.                                           767,200*
  17,500    SEI Investments                                             829,500
  37,400    SunGard Data Systems                                      1,122,374*
  13,600    TMP Worldwide                                               816,000*
                                                                    -----------
                                                                      5,388,090
                                                                    -----------
Communications Equipment (1.6%)
  15,700    Comverse Technology                                         896,470*
  30,600    Openwave Systems                                          1,061,820*
                                                                    -----------
                                                                      1,958,290
                                                                    -----------
Computers & Systems (0.4%)
  22,750    Symbol Technologies                                         505,050
                                                                    -----------
Consumer Cyclical - Leisure & Consumer Service (1.9%)
  15,450    Apollo Group                                                655,853*
   9,700    Four Seasons Hotels                                         536,895
  13,900    Harley-Davidson                                             654,412
   7,700    International Game Technology                               483,175*
                                                                    -----------
                                                                      2,330,335
                                                                    -----------
Electrical (1.7%)
  19,400    Broadcom Corp.                                              829,544*
  12,700    ONI Systems                                                 354,330*
  23,600    Xilinx Inc.                                                 973,264*
                                                                    -----------
                                                                      2,157,138
                                                                    -----------
Energy (5.9%)
  25,200    Calpine Corp.                                               952,560*
  20,800    Capstone Turbine                                            459,472*
   3,900    Dynegy Inc.                                                 181,350
  13,700    EOG Resources                                               487,035
  56,700    Orion Power Holdings                                      1,350,027*
  10,300    Reliant Resources                                           254,410*
  52,300    Rowan Cos.                                                1,155,830*
  26,500    Talisman Energy                                           1,009,385
  19,900    Weatherford International                                   955,200
  39,337    XTO Energy                                                  564,486
                                                                    -----------
                                                                      7,369,755
                                                                    -----------
Finance (3.1%)
  16,700    Affiliated Managers Group                                 1,027,050*
  16,100    Countrywide Credit Industries                               738,668
  15,300    Legg Mason                                                  761,328
   8,800    Providian Financial                                         520,960
  11,200    T. Rowe Price Group                                         418,768
  12,900    Waddell & Reed Financial                                    409,575
                                                                    -----------
                                                                      3,876,349
                                                                    -----------
Food & Beverage (0.8%)
  25,900    Pepsi Bottling Group                                      1,038,590
                                                                    -----------
Health Care (13.8%)
   5,700    Andrx Group                                                 438,900*
  24,400    Express Scripts                                           1,342,732*
  21,600    Forest Laboratories                                       1,533,600*
  22,200    Genzyme Corp.                                             1,354,200*
  58,700    HEALTHSOUTH Corp.                                           937,439*
  14,100    Human Genome Sciences                                       849,525*
  25,300    IDEC Pharmaceuticals                                      1,712,557*
  23,700    ImClone Systems                                           1,251,360*
  26,700    IMS Health                                                  760,950
  33,875    IVAX Corp.                                                1,321,125*
  10,800    Laboratory Corporation of America Holdings                  830,520*
  23,300    MedImmune, Inc.                                           1,099,760*
  28,000    Millennium Pharmaceuticals                                  996,240*
  21,000    Quest Diagnostics                                         1,571,850*
  11,300    Shire Pharmaceuticals Group ADR                             627,150*
  11,300    Universal Health Services Class B                           514,150*
                                                                    -----------
                                                                     17,142,058
                                                                    -----------
Instruments (0.6%)
  35,800    Thermo Electron                                             788,316*
                                                                    -----------
Insurance (1.0%)
  14,700    XL Capital                                                1,206,870
                                                                    -----------
Internet (1.0%)
  31,200    Intuit Inc.                                               1,247,688*
                                                                    -----------
Media (2.8%)
  45,200    Charter Communications                                    1,055,420*
  21,100    Univision Communications                                    902,658*
  42,000    Westwood One                                              1,547,700*
                                                                    -----------
                                                                      3,505,778
                                                                    -----------

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Schedule of Investments   Balanced Portfolio cont'd
---------------------------------------------------


Number of Shares                                                  Market Value+
--------------------------------------------------------------------------------

Retail (3.8%)
  24,500    Abercrombie & Fitch                                     $ 1,090,250*
  13,600    Best Buy                                                    863,872*
  11,700    Jones Apparel Group                                         505,440*
  21,800    Starbucks Corp.                                             501,400*
  24,100    Talbots, Inc.                                             1,054,375
  30,900    Toys "R" Us                                                 764,775*
                                                                    -----------
                                                                      4,780,112
                                                                    -----------
Semiconductors (3.8%)
  50,100    Intersil Corp.                                            1,823,640*
  17,200    KLA-Tencor                                                1,005,684*
  16,800    Linear Technology                                           742,896
  16,400    Novellus Systems                                            931,356*
   5,100    Teradyne, Inc.                                              168,810*
                                                                    -----------
                                                                      4,672,386
                                                                    -----------
Software (6.1%)
  15,100    Adobe Systems                                               709,700
  16,100    BEA Systems                                                 494,431*
  32,500    Citrix Systems                                            1,134,250*
   5,600    Electronic Arts                                             324,240*
  31,700    Interwoven, Inc.                                            535,730*
  16,550    Mercury Interactive                                         991,345*
  22,100    Micromuse Inc.                                              618,579*
  40,500    Peregrine Systems                                         1,174,500*
  46,500    Rational Software                                         1,304,325*
  20,600    TIBCO Software                                              263,062*
                                                                    -----------
                                                                      7,550,162
                                                                    -----------
Systems (1.4%)
  32,400    Flextronics International                                   845,964*
  38,300    Sanmina Corp.                                               896,603*
                                                                    -----------
                                                                      1,742,567
                                                                    -----------
Technology (0.7%)
  48,700    Cadence Design Systems                                      907,281*
                                                                    -----------
Telecommunications (0.7%)
  35,500    Sonus Networks                                              829,280*
                                                                    -----------
Total Common Stocks
(Cost $64,525,873)                                                   68,996,095
                                                                    -----------




See Notes to Schedule of Investments

Schedule of Investments   Balanced Portfolio cont'd
---------------------------------------------------


Principal                                                                     Rating         Market
Amount                                                                  Moody's     S&P      Value+
--------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (5.8%)

$  937,154   U.S. Treasury Inflation-Indexed Notes,
                        3.38%, due 1/15/07                               TSY        TSY     $    948,576
 2,026,193   U.S. Treasury Inflation-Indexed Notes,
                        3.50%, due 1/15/11                               TSY        TSY        2,033,791
 1,740,000   U.S. Treasury Notes, 5.50%, due 5/31/03                     TSY        TSY        1,778,099
 1,675,000   U.S. Treasury Notes, 5.75%, due 8/15/03                     TSY        TSY        1,721,765
   685,000   U.S. Treasury Notes, 5.88%, due 2/15/04                     TSY        TSY          707,796
                                                                                            ------------
             Total U.S. Treasury Securities (Cost $7,022,142)                                  7,190,027
                                                                                            ------------
U.S. GOVERNMENT AGENCY SECURITIES (5.0%)
   490,000   Fannie Mae, Notes, 5.75%, due 4/15/03                       AGY        AGY          500,549
   450,000   Fannie Mae, Notes, 4.75%, due 3/15/04                       AGY        AGY          447,626
 1,750,000   Fannie Mae, Notes, 5.25%, due 6/15/06                       AGY        AGY        1,726,401
   495,000   Freddie Mac, Notes, 5.75%, due 7/15/03                      AGY        AGY          504,723
 3,000,000   Freddie Mac, Notes, 5.25%, due 2/15/04                      AGY        AGY        3,019,863
                                                                                            ------------
             Total U.S. Government Agency Securities
               (Cost $6,191,298)                                                               6,199,162
                                                                                            ------------
MORTGAGE-BACKED SECURITIES (6.3%)
   488,544   GE Capital Mortgage Services, Inc.,
                        REMIC Pass-Through Certificates,
                        Ser. 1999-11, Class B3, 6.50%,
                        due 7/25/29                                      BB[SS]                  379,730**
   195,000   Morgan Stanley Capital I, Inc., Commercial Mortgage
                        Pass-Through Certificates, Ser. 1998-HF2,
                        Class G, 6.01%, due 11/15/30                     BB[SS]                  146,632**
   356,665   PNC Mortgage Securities Corp., Pass-Through
                        Certificates, Ser. 1999-1, Class 1B4,
                        6.25%, due 2/25/29                               BB[SS]                  259,920**

Fannie Mae
 2,906,369   Pass-Through Certificates, 7.00%, due 6/1/11 - 2/1/16       AGY        AGY        2,968,249
 1,780,485   Pass-Through Certificates, 6.50%, due 5/1/13 & 5/1/14       AGY        AGY        1,794,012

Government National Mortgage Association
 1,532,334   Pass-Through Certificates, 7.00%, due 11/15/28              AGY        AGY        1,548,270
   759,849   Pass-Through Certificates, 8.00%, due 7/15/30               AGY        AGY          787,813
                                                                                            ------------
             Total Mortgage-Backed Securities (Cost $7,715,185)                                7,884,626
                                                                                            ------------
ASSET-BACKED SECURITIES (4.7%)
   700,000   BMW Vehicle Lease Trust, Ser. 2000-A,
                        Class A3, 6.64%, due 5/25/03                     Aaa        AAA          716,808
   140,000   Daimler Chrysler Auto Trust, Ser. 2000-A,
                        Class A3, 7.09%, due 12/6/03                     Aaa        AAA          143,510
   500,000   Daimler Chrysler Auto Trust, Ser. 2000-C,
                        Class A3, 6.82%, due 9/6/04                      Aaa        AAA          515,268
   570,000   Daimler Chrysler Auto Trust, Ser. 2001-A,
                        Class A4, 5.40%, due 3/6/06                      Aaa        AAA          572,436
   310,000   Discover Card Master Trust I, Ser. 1998-6,
                        Class A, 5.85%, due 1/17/06                      Aaa        AAA          315,429
 1,350,000   Ford Credit Auto Owner Trust, Ser. 2000-C,
                        Class A4, 7.24%, due 2/15/04                     Aaa        AAA        1,390,881
   750,000   Ford Credit Auto Owner Trust, Ser. 2000-E,
                        Class A4, 6.74%, due 6/15/04                     Aaa        AAA          771,488
   345,000   MBNA Master Credit Card Trust, Ser. 1998-J,
                        Class A, 5.25%, due 2/15/06                      Aaa        AAA          347,402
   970,000   Nissan Auto Receivables Owner Trust,
                        Ser. 2000-B, Class A3, 7.25%, due 4/15/04        Aaa        AAA        1,000,195
                                                                                            ------------
             Total Asset-Backed Securities (Cost $5,639,857)                                   5,773,417
                                                                                            ------------


          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Schedule of Investments   Balanced Portfolio cont'd
---------------------------------------------------


Principal                                                                     Rating         Market
Amount                                                                  Moody's     S&P      Value+
--------------------------------------------------------------------------------------------------------

BANKS & FINANCIAL INSTITUTIONS (5.2%)
$  565,000   Bear Stearns Co., Inc., Notes, 6.20%, due 3/30/03           A2         A       $    573,398
   300,000   Capital One Bank, Senior Notes, 6.88%, due 2/1/06           Baa2       BBB-         292,863
   345,000   Countrywide Home Loans, Inc., Medium-Term Notes,
                        Ser. J, 5.25%, due 6/15/04                       A3         A            343,752
   285,000   Dime Bancorp, Inc., Notes, 7.00%, due 7/25/01               Ba1        BBB-         285,265
   485,000   Dime Bancorp, Inc., Senior Notes, 9.00%, due 12/19/02       Ba1        BBB-         502,530
   580,000   Household Finance Corp., Notes, 7.00%, due 8/1/03           A2         A            597,462
   600,000   International Lease Finance Corp., Medium-Term Notes,
                        7.30%, due 4/28/03                               A1         AA-          624,450
   270,000   International Lease Finance Corp., Medium-Term Notes,
                        5.50%, due 6/7/04                                A1         AA-          271,303
   680,000   Lehman Brothers Holdings, Inc., Medium-Term Notes,
                        Ser. E, 7.00%, due 5/15/03                       A2         A            701,738
   300,000   MBNA America Bank N.A., Subordinated Notes, 7.25%,
                        due 9/15/02                                      Baa2       BBB          305,708
   370,000   Merrill Lynch & Co., Inc., Notes, 6.00%, due 2/12/03        Aa3        AA-          376,589
   480,000   Morgan Stanley Dean Witter & Co., Notes, 5.63%,
                        due 1/20/04                                      Aa3        AA-          481,784
   235,000   Morgan Stanley Dean Witter & Co., Notes, 7.75%,
                        due 6/15/05                                      Aa3        AA-          250,293
   500,000   Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03         Aa2        AA+          512,997
   345,000   Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%,
                        due 9/15/03                                      A3         BBB+         348,353
                                                                                            ------------
             Total Banks & Financial Institutions (Cost $6,249,609)                            6,468,485
                                                                                            ------------
CORPORATE DEBT SECURITIES (14.9%)
   300,000   AMERCO, Senior Notes, 7.20%, due 4/1/02                     Ba1        BBB          298,582
   275,000   American Standard, Inc., Senior Notes, 7.13%,
                        due 2/15/03                                      Ba2        BB+          272,938
   320,000   Associates Corp., Senior Notes, 5.75%, due 11/1/03          Aa3        AA-          322,628
   190,000   AT&T Wireless Group, Senior Notes, 7.35%, due 3/1/06        Baa2       BBB          192,984**
   140,000   Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03         Ba3        BB-          140,700
   425,000   Browning-Ferris Industries, Inc., Senior Notes, 6.10%,
                        due 1/15/03                                      Ba3        BB-          416,911
   100,000   Calpine Corp., Senior Notes, 7.63%, due 4/15/06             Ba1[carr]  BB+[carr]     96,625
   400,000   Caterpillar Financial Services Corp., Medium-Term Notes,
                        5.72%, due 5/9/03                                A2         A+           406,589
   335,000   Caterpillar Financial Services Corp., Notes, 6.88%,
                        due 8/1/04                                       A2         A+           348,330
   525,000   CIT Group, Inc., Notes, 7.38%, due 3/15/03                  A2         A+           544,562
   515,000   CIT Group, Inc., Notes, 6.50%, due 2/7/06                   A2         A+           521,884
   520,000   Colonial Realty Limited Partnership, Senior Notes, 7.50%,
                        due 7/15/01                                      Baa3       BBB-         520,284
   655,000   Commercial Credit Co., Notes, 6.38%, due 9/15/02            Aa3        AA-          669,248
   490,000   Conseco, Inc., Notes, 8.50%, due 10/15/02                   B1         BB-          482,650
   400,000   Core-Mark International, Inc., Senior Subordinated Notes,
                        11.38%, due 9/15/03                              B3         B            386,500
   400,000   Cox Communications, Inc., Notes, 7.00%, due 8/15/01         Baa2       BBB          401,057
   245,000   Cox Radio, Inc., Notes, 6.25%, due 5/15/03                  Baa2       BBB          247,026
   170,000   EOP Operating Limited Partnership, Notes, 6.63%,
                        due 2/15/05                                      Baa1       BBB+         170,942
   250,000   Ford Motor Credit Co., Notes, 7.50%, due 6/15/03            A2         A            260,020
   485,000   Ford Motor Credit Co., Notes, 6.70%, due 7/16/04            A2         A            495,006
   470,000   Fort James Corp., Senior Notes, 6.50%, due 9/15/02          Baa3       BBB-         471,783
   400,000   General Electric Capital Corp., Medium-Term Notes,
                        Ser. A, 6.81%, due 11/3/03                       Aaa        AAA          416,064




See Notes to Schedule of Investments

Schedule of Investments   Balanced Portfolio cont'd
---------------------------------------------------


Principal                                                                     Rating         Market
Amount                                                                  Moody's     S&P      Value+
--------------------------------------------------------------------------------------------------------
$  890,000   General Motors Acceptance Corp., Notes, 6.85%,
                        due 6/17/04                                      A2         A       $    915,680
   300,000   Gulf Canada Resources Ltd., Senior Notes, 8.35%,
                        due 8/1/06                                       Baa3       BBB-         326,625
   250,000   Hartford Life, Inc., Notes, 6.90%, due 6/15/04              A2         A            259,050
   400,000   Heller Financial, Inc., Notes, 7.88%, due 5/15/03           A3         A-           418,010
   930,000   Heritage Media Corp., Senior Subordinated Notes,
                        8.75%, due 2/15/06                               Ba3        BB+          960,225
   755,000   ICI Wilmington, Inc., Guaranteed Notes, 7.50%,
                        due 1/15/02                                      Baa2       BBB+         763,861
   280,000   ITT Corp., Notes, 6.75%, due 11/15/05                       Ba1        BBB-         272,042
   400,000   Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
                        due 5/15/05                                      Ba1        BB+          407,155
   401,000   Marlin Water Trust, Senior Secured Notes, 7.09%,
                        due 12/15/01                                     Baa1       BBB          403,621**
   195,000   Methanex Corp., Notes, 7.75%, due 8/15/05                   Ba1        BBB-         191,100
    45,000   Newport News Shipbuilding, Inc., Senior Subordinated
                        Notes, 9.25%, due 12/1/06                        Ba3        B+            47,813
   190,000   Pacific Gas & Electric Co., Senior Notes, Ser. 92-A,
                        7.88%, due 3/1/02                                B3         CCC          176,700
   227,700   PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04               Baa1                    230,435
   100,000   Quest Diagnostics, Inc., Senior Notes, 6.75%,
                        due 7/12/06                                      Ba1        BBB-          99,100
   200,000 Reliant Energy Finance Co., Notes, 7.40%,
                        due 11/15/02                                     Baa1       BBB          204,726**
   595,000   Sprint Capital Corp., Medium-Term Notes, 7.63%,
                        due 6/10/02                                      Baa1       BBB+         611,254
   100,000   Telecom Argentina Stet-France SA, Medium-Term Notes,
                        9.75%, due 7/12/01                               B2         BB           99,750**
   160,000   Thiokol Corp., Senior Notes, 6.63%, due 3/1/08              A1         A+          160,808
   500,000   Time Warner, Inc., Notes, 8.11%, due 8/15/06                Baa1       BBB+        534,837
   210,000   TXU Corp., Senior Notes, 6.38%, due 6/15/06                 Baa3       BBB         207,487
   500,000   Tyco International Ltd., Notes, 6.50%, due 11/1/01          A3         A           503,795
   500,000   Unilever Capital Corp., Senior Notes, 6.75%, due 11/1/03    A1         A+          518,570
   600,000   Union Carbide Corp., Notes, 6.25%, due 6/15/03              A2         A           610,699
   230,000   USA Waste Services, Inc., Senior Notes, 6.13%,
                        due 7/15/01                                      Ba1        BBB         230,006
   500,000   Wells Fargo & Co., Notes, 6.63%, due 7/15/04                Aa2        A+          518,055
   265,000   WorldCom, Inc., Notes, 6.50%, due 5/15/04                   A3         BBB+        265,489
   570,000   Xerox Capital (Europe) PLC, Notes, 5.75%, due 5/15/02       Ba1        BBB-        535,709
                                                                                           -------------
             Total Corporate Debt Securities (Cost $18,249,453)                              18,555,915
                                                                                           -------------
REPURCHASE AGREEMENTS (2.1%)

 2,627,000   State Street Bank and Trust Co. Repurchase Agreement,
                        4.06%, due 7/2/01, dated 6/29/01, Maturity Value
                        $2,627,889, Collateralized by $2,665,000 Fannie
                        Mae Medium-Term Notes, 6.25%, due 11/20/01
                        (Collateral Value $2,706,894)
                        (Cost $2,627,000)                                                     2,627,000#
                                                                                           -------------
SHORT-TERM INVESTMENTS (2.9%)
   3,611,456     N&B Securities Lending Quality Fund, LLC
                        (Cost $3,611,456)                                                     3,611,456#
                                                                                           -------------
Total Investments (102.3%)
(Cost $121,831,873)                                                                         127,306,183##
                                                                                           -------------
Liabilities, less cash, receivables and other assets [(2.3%)]                                (2,844,652)
                                                                                           -------------
Total Net Assets (100.0%)                                                                  $124,461,531
                                                                                           -------------




See Notes to Schedule of Investments

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Notes to Schedule of Investments   Balanced Portfolio
-----------------------------------------------------

+ Investments in equity securities are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in debt securities are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#      At cost, which approximates market value.

## At June 30, 2001, the cost of investments for U.S. Federal income tax purposes was $121,831,873. Gross unrealized appreciation of investments was $11,436,412 and gross unrealized depreciation of investments was $5,962,102, resulting in net unrealized appreciation of $5,474,310, based on cost for U.S. Federal income tax purposes.

[SS] Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.

[carr] Rated BBB- by Fitch Investors Services, Inc.

*      Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 2001, these securities amounted to $1,687,363 or 1.4 % of net assets.






See Notes to Financial Statements

Statement of Assets and Liabilities
-----------------------------------


Neuberger Berman Advisers Management Trust                             Balanced
                                                                      Portfolio
--------------------------------------------------------------------------------

Assets
   Investments in securities, at market value* (Note A) -
        see Schedule of Investments                               $ 127,306,183
   Cash                                                                  31,332
   Dividends and interest receivable                                    733,843
   Receivable for securities sold                                     2,884,825
   Receivable for Fund shares sold                                      141,231
   Prepaid expenses and other assets                                     27,657
                                                                  -------------
                                                                    131,125,071
                                                                  -------------
Liabilities
   Payable for collateral on securities loaned (Note A)               3,611,456
   Payable for securities purchased                                   2,828,552
   Payable for Fund shares redeemed                                      49,381
   Payable to investment manager (Note B)                                54,625
   Payable to administrator (Note B)                                     29,796
   Accrued expenses and other payables                                   89,730
                                                                  -------------
                                                                      6,663,540
                                                                  -------------
Net Assets at value:                                              $ 124,461,531
Net Assets consist of:
   Paid-in capital                                                $ 140,092,620
   Undistributed net investment income (loss)                         1,334,929
   Accumulated net realized gains (losses) on investments           (22,440,328)
   Net unrealized appreciation (depreciation) in value
        of investments                                                5,474,310
Net Assets at value                                               $ 124,461,531
Shares Outstanding ($.001 par value; unlimited shares
        authorized)                                                  12,279,912
Net Asset Value, offering and redemption price per share          $       10.14
*Cost of investments                                              $ 121,831,873






See Notes to Financial Statements

                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


Statement of Operations
-----------------------

Neuberger Berman Advisers Management Trust                             Balanced
                                                                      Portfolio
--------------------------------------------------------------------------------
Investment Income
Income:
Interest income                                                    $  2,001,577
Dividend income                                                          36,059
Foreign taxes withheld (Note A)                                          (1,391)
Total income                                                          2,036,245

Expenses:
Investment management fee (Note B)                                      354,523
Administration fee (Note B)                                             193,376
Auditing fees                                                             3,934
Custodian fees (Note B)                                                  53,679
Insurance expense                                                         1,591
Legal fees                                                                4,656
Registration and filing fees                                             19,238
Shareholder reports                                                      25,483
Shareholder servicing agent fees                                          7,052
Trustees' fees and expenses                                              22,592
Miscellaneous                                                             8,395
Total expenses                                                          694,519
Expenses reduced by custodian fee expense
        offset arrangement (Note B)                                        (616)
Total net expenses                                                      693,903
Net investment income (loss)                                          1,342,342

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold              (19,192,897)
Net realized gain (loss) on financial futures contracts
        (Note A)                                                        (14,422)

Change in net unrealized appreciation (depreciation)
        in value of:
Investment securities (Note A)                                        4,449,471
Net gain (loss) on investments                                      (14,757,848)
Net increase (decrease) in net assets resulting from
        operations                                                 $(13,415,506)






See Notes to Financial Statements

Statement of Changes in Net Assets
----------------------------------


Neuberger Berman Advisers Management Trust                                        Balanced Portfolio
---------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                             Ended                   Year
                                                                          June 30,                  Ended
                                                                              2001           December 31,
                                                                       (Unaudited)                   2000
Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)                                          $  1,342,342           $  2,503,498
Net realized gain (loss) on investments                                (19,207,319)            41,079,015
Change in net unrealized appreciation (depreciation) of investments      4,449,471            (52,580,935)
                                                                      ------------           ------------
Net increase (decrease) in net assets resulting from operations        (13,415,506)            (8,998,422)

Distributions to Shareholders From:

Net investment income                                                   (2,325,979)            (2,681,793)
Net realized gain on investments                                       (43,944,393)           (21,236,907)
                                                                      ------------           ------------
Total distributions to shareholders                                    (46,270,372)           (23,918,700)

From Fund Share Transactions:

Proceeds from shares sold                                               10,685,460             47,053,779
Proceeds from reinvestment of dividends and distributions               46,270,372             23,918,700
Payments for shares redeemed                                           (20,397,043)           (55,785,410)
Net increase (decrease) from Fund share transactions                    36,558,789             15,187,069
                                                                      ------------           ------------
Net Increase (Decrease) in Net Assets                                  (23,127,089)           (17,730,053)

Net Assets:

Beginning of period                                                    147,588,620            165,318,673
End of period                                                         $124,461,531           $147,588,620
                                                                      ------------           ------------
Accumulated undistributed net investment income (loss)
        at end of period                                              $  1,334,929           $  2,318,566

Number of Fund Shares:
Sold                                                                       929,995              2,316,372
Issued on reinvestment of dividends and distributions                    4,567,658              1,115,610
Redeemed                                                                (1,756,360)            (2,805,793)
                                                                      ------------           ------------
Net increase (decrease) in shares outstanding                            3,741,293                626,189






See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Notes to Financial Statements   Balanced Portfolio
--------------------------------------------------

       NOTE A - Summary Of Significant Accounting Policies:

1 General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

       The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

       Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Balanced Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Balanced Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Balanced Investments.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.

5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

Notes to Financial Statements   Balanced Portfolio cont'd
---------------------------------------------------------

6 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


7 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.


       The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

8 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

10 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2001, the value of the securities loaned and the value of the collateral were $3,540,635 and $3,611,456, respectively.

11 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities trans-

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)



       ferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

       NOTE B - Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates:

       Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

       The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

       The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

       Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

       Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the six months ended June 30, 2001, no reimbursement to the Fund was required.

       Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

       The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $616.

Notes to Financial Statements   Balanced Portfolio cont'd
---------------------------------------------------------


       NOTE C - Securities Transactions:

       During the six months ended June 30, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $53,063,378 and $57,396,470, respectively.

       During the six months ended June 30, 2001, the Fund had entered into various contracts to deliver currencies at specified future dates. At June 30, 2001, there were no open contracts.

       During the six months ended June 30, 2001, brokerage commissions on securities transactions amounted to $47,114, of which Neuberger received $17,840, and other brokers received $29,274.

       NOTE D - Line Of Credit:

       At June 30, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

       NOTE E - Unaudited Financial Information:

       The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Financial Highlights   Balanced Portfolio+
------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.[+/+]

                                        Six Months Ended
                                                June 30,               Year Ended December 31,
-----------------------------------------------------------------------------------------------------
                                                    2001        2000      1999      1998      1997      1996
                                             (Unaudited)

Net Asset Value, Beginning of Period             $ 17.28     $ 20.89   $ 16.34   $ 17.80   $ 15.92   $ 17.52
                                                 -------     -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income (Loss)                         .12         .30       .26       .29       .36       .34
Net Gains or Losses on Securities
        (both realized and unrealized)             (1.69)       (.61)     4.96      1.62      2.59       .75
                                                 -------     -------   -------   -------   -------   -------
Total From Investment Operations                   (1.57)       (.31)     5.22      1.91      2.95      1.09
                                                 -------     -------   -------   -------   -------   -------

Less Distributions
From Net Investment Income                          (.28)       (.37)     (.27)     (.42)     (.30)     (.41)
From Net Capital Gains                             (5.29)      (2.93)     (.40)    (2.95)     (.77)    (2.28)
                                                 -------     -------   -------   -------   -------   -------
Total Distributions                                (5.57)      (3.30)     (.67)    (3.37)    (1.07)    (2.69)
                                                 -------     -------   -------   -------   -------   -------

Net Asset Value, End of Period                   $ 10.14     $ 17.28   $ 20.89   $ 16.34   $ 17.80   $ 15.92
                                                 -------     -------   -------   -------   -------   -------
Total Return++                                     -9.05%**    -4.55%   +33.56%   +12.18%   +19.45%    +6.89%
                                                 -------     -------   -------   -------   -------   -------

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $ 124.5     $ 147.6   $ 165.3   $ 177.6   $ 161.9   $ 173.2
Ratio of Gross Expenses to Average Net Assets#      1.08%*       .99%     1.02%     1.03%     1.04%     1.09%
Ratio of Net Expenses to Average Net Assets         1.08%*       .99%     1.02%     1.03%     1.04%     1.09%
Ratio of Net Investment Income (Loss)
        to Average Net Assets                       2.08%*      1.49%     1.60%     1.84%     2.07%     1.84%
Portfolio Turnover Rate                                42%       124%      121%       71%      103%       87%






See Notes to Financial Highlights

Notes to Financial Highlights   Balanced Portfolio
--------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*      Annualized.

**     Not annualized.